UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 12, 2017 (May 9, 2017)
____________________

National Instruments Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25426	74-1871327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway
Austin, Texas 78759
(Address of principal executive offices, including zip code)

(512) 338-9119
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in the Board of Directors

Immediately prior to the annual meeting of stockholders held on May 9, 2017 (the "Annual Meeting"), Alexander Davern resigned as a Class I director so that he could stand for election as a member of the Board of Directors (the "Board") of  National Instruments Corporation ("NI") serving in Class II.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders elected each of the following individuals to serve on the Board for a term of three years, or until his successor is duly elected and qualified.

Proposal 1: Election of Directors	Votes For	Votes Withheld	Broker Non- Votes
Jeffrey L. Kodosky	104,570,614	8,433,157	11,504,047
Michael E. McGrath	111,290,716	1,713,055	11,504,047
Alexander M. Davern	111,337,955	1,665,816	11,504,047
In addition, the following proposals were voted on at the Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2: To increase the number of shares reserved under NI's 1994 Employee Stock Purchase Plan by 3,000,000 shares	112,708,656	207,278	87,837	11,504,047
	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3: To ratify the appointment of Ernst & Young LLP as NI's independent registered public accounting firm for the fiscal year ending December 31, 2017	123,468,540	906,181	133,097	0
	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4: Advisory (non-binding) proposal on executive compensation	112,332,261	282,896	388,614	11,504,047
	3 Years	2 Years	1 Year	Abstentions
Proposal 5: Advisory (non-binding) proposal on frequency of Stockholder Vote on Executive Compensation	41,606,292	139,917	70,816,943	440,619

The Board decided to hold an advisory (non-binding) vote on executive compensation every year.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.		Description

10.1		1994 Employee Stock Purchase Plan, as amended.*
	*	Incorporated by reference to Exhibit B of the National Instruments Corporation proxy statement dated and filed on March 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORPORATION

By:	/s/ DAVID G. HUGLEY
David G. Hugley Vice President & General Counsel; Secretary

Date:  May 12, 2017